                                             As filed pursuant to Rule 497(c)
                                             under the Securities Act of 1933
                                             Registration No. 33-39888


                                    ICAP II
                                   PROSPECTUS
                                  MAY 1, 2001

                  FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT ONE

     The annuity has 10 investment choices -- 1 fixed account option and 9 variable investment portfolios listed below. The one year fixed account option is funded through First SunAmerica's General Account. Each of the 9 variable investment portfolios invest solely in the shares of one of the following currently available divisions of the Anchor Series Trust:

    - Capital Appreciation Portfolio             - Multi-Asset Portfolio
    - Growth Portfolio                           - High Yield Portfolio
    - Natural Resources Portfolio                - Government and Quality Bond Portfolio
    - Growth-Income Portfolio                    - Money Market Portfolio
    - Strategic Multi-Asset Portfolio

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the ICAP II contract.

     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 25 of this prospectus. For a free copy of the SAI, call us at (800) 99-NYSUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
PERFORMANCE DATA............................................     9
DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................     9
     First SunAmerica Life Insurance Company................     9
     Separate Account.......................................    10
     General Account........................................    10
VARIABLE PORTFOLIO OPTIONS..................................    10
     Equity Portfolios......................................    10
     Managed Portfolios.....................................    10
     Fixed Income Portfolios................................    10
     Voting Rights..........................................    11
     Substitution of Securities.............................    11
FIXED ACCOUNT OPTION........................................    11
     Allocations............................................    11
CONTRACT CHARGES............................................    12
     Insurance Charges......................................    12
     Withdrawal Charges.....................................    12
     Investment Charges.....................................    12
     Contract Maintenance Fee...............................    12
     Transfer Fee...........................................    13
     Annuity Charge.........................................    13
     Income Taxes...........................................    13
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    13
     Free Withdrawal Amount.................................    13
DESCRIPTION OF THE CONTRACTS................................    14
     Summary................................................    14
     Ownership..............................................    14
     Annuitant..............................................    14
     Modification of the Contract...........................    14
     Assignment.............................................    14
     Death Benefit..........................................    14
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    15
     Purchase Payments......................................    15
     Automatic Dollar Cost Averaging Program................    16
     Allocation of Purchase Payments........................    16
     Accumulation Units.....................................    17
     Free Look..............................................    17
     Transfers During the Accumulation Phase................    17
     Distribution of Contracts..............................    18
     Withdrawals............................................    19
     Systematic Withdrawal Program..........................    19
     Minimum Contract Value.................................    19
INCOME PHASE................................................    20
     Annuity Date...........................................    20
     Income Options.........................................    20
     Transfers During the Income Phase......................    21
     Deferment of Payments..................................    21
ADMINISTRATION..............................................    22
TAXES.......................................................    22
     Annuity Contracts in General...........................    22
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    22

                                                              PAGE
ITEM                                                          ----
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    23
     Minimum Distributions..................................    23
     Tax Treatment of Death Benefits........................    23
     Diversification........................................    23
CUSTODIAN...................................................    24
LEGAL PROCEEDINGS...........................................    24
REGISTRATION STATEMENTS.....................................    24
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    25
FINANCIAL STATEMENTS........................................    25
APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............   A-1

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Anchor Series Trust, an open-end management investment company.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before purchasing the ICAP II Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust attached hereto, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The ICAP II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company (First SunAmerica, the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on the fixed account option. During the Income Phase, you will receive income payments from your annuity. Depending on the option you choose, your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.

     The ICAP II Variable Annuity is a variable annuity with one fixed account option and nine Variable Portfolios.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:

        - Capital Appreciation Portfolio               - Multi-Asset Portfolio
        - Growth Portfolio                             - High Yield Portfolio
        - Natural Resources Portfolio                  - Government and Quality Bond
        - Growth-Income Portfolio                        Portfolio
        - Strategic Multi-Asset Portfolio              - Money Market Portfolio

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. First SunAmerica guarantees the interest rate credited to money in the fixed account option. The interest rate offered for the guarantee period may differ from time to time, but we will never credit less than a 4% annual effective rate.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account option. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.

HOW MAY I ACCESS MY MONEY?

     During the Accumulation Phase, you may withdraw money from your contract at any time. After your first contract year, the first withdrawal you take each contract year will be free of a withdrawal charge if it does not exceed the greater of 10% of your total Purchase Payments still subject to a withdrawal charge, less prior withdrawals or Purchase Payments out of penalty minus prior withdrawals. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

     There are no withdrawal charges on that portion of your money invested for five years or more. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value. Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%.

     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .65% to 1.30%.

     If you take money out in excess of the free withdrawal amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The percentage declines with each year the money is in the contract as follows:

----------------------------------------------------------------------------------
 YEAR                            1        2        3        4        5        6
----------------------------------------------------------------------------------
 WITHDRAWAL CHARGE              5%       4%       3%       2%       1%       0%
----------------------------------------------------------------------------------

     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions), compounded at a 5% annual growth rate; or

     3. after your fifth contract year, your contract value on the last contract anniversary plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of three income options:

       (1) payments for your lifetime, but for not less than 10 or 20 years;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for a specified period of 5 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT):

YEAR
       One..................................................     5%
       Two..................................................     4%
       Three................................................     3%
       Four.................................................     2%
       Five.................................................     1%
       Six and later........................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25
(no transfer fee applies to the first 15 transfers in a
  contract year)

--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

---------------
                             ANNUAL TRUST EXPENSES
             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S
                     FISCAL YEAR ENDED DECEMBER 31, 2000):

                                                                                         TOTAL ANNUAL
                                                     MANAGEMENT FEE    OTHER EXPENSES      EXPENSES
                                                     --------------    --------------    ------------
Capital Appreciation(1)............................      0.70%             0.05%            0.75%
Growth.............................................      0.66%             0.05%            0.71%
Natural Resources..................................      0.75%             0.17%            0.92%
Growth-Income......................................      0.70%             0.22%            0.92%
Strategic Multi-Asset..............................      1.00%             0.18%            1.18%
Multi-Asset........................................      1.00%             0.08%            1.08%
High Yield.........................................      0.70%             0.60%            1.30%
Government and Quality Bond........................      0.59%             0.08%            0.67%
Money Market.......................................      0.50%             0.15%            0.65%

---------------

(1)The expenses noted here are restated to reflect a management fee increase for the portfolio which became effective on August 1, 2000 following approval by the Board of Trustees of the Trust and shareholders. Actual management fees and total annual expenses incurred at fiscal year end 2000 were 0.65% and 0.70%, respectively.

                 THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST.
         THE COMPANY HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming 5% annual return on assets, and:

        (a) surrender of the contract at the end of the applicable time period or switch to the Income Phase using Income Option 3; and

        (b) if the contract is not surrendered or is switched to the Income Phase using Income Options 1 or 2.

                                                                    TIME PERIODS
                                                      ----------------------------------------
                VARIABLE PORTFOLIO                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                ------------------                    ------    -------    -------    --------
Capital Appreciation..............................    A $73      $100       $129        $256
                                                      B $23      $ 70       $119        $256
Growth............................................    A $72      $ 98       $127        $250
                                                      B $22      $ 68       $117        $250
Natural Resources.................................    A $74      $105       $138        $273
                                                      B $24      $ 75       $128        $273
Growth-Income.....................................    A $74      $105       $138        $273
                                                      B $24      $ 75       $128        $273
Strategic Multi-Asset.............................    A $77      $112       $151        $299
                                                      B $27      $ 82       $141        $299
Multi-Asset.......................................    A $76      $109       $146        $289
                                                      B $26      $ 79       $136        $289
High Yield........................................    A $78      $116       $157        $310
                                                      B $28      $ 86       $147        $310
Government and Quality Bond.......................    A $72      $ 97       $125        $248
                                                      B $22      $ 67       $115        $248
Money Market......................................    A $72      $ 97       $124        $246
                                                      B $22      $ 67       $114        $246

---------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Trust. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. The contracts are only sold in the state of New York, which does not assess premium taxes. Accordingly, premium taxes are not reflected.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's divisions and the related fixed accounts assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

             DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

FIRST SUNAMERICA LIFE INSURANCE COMPANY

     First SunAmerica is a stock life insurance company organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, SunAmerica Asset Management Corp. and the SunAmerica Financial Network, Inc. (comprising six wholly-owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

     First SunAmerica may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of First SunAmerica's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Portfolios.

SEPARATE ACCOUNT

     First SunAmerica established Variable Annuity Account One (the "separate account") on May 30, 1990. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. First SunAmerica owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising our of any other business conducted by First SunAmerica. Income, gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of First SunAmerica.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers nine Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Variable Portfolios are:

        EQUITY PORTFOLIOS                               FIXED INCOME PORTFOLIOS
        - CAPITAL APPRECIATION                          - HIGH YIELD
        - GROWTH                                        - GOVERNMENT AND QUALITY BOND
        - NATURAL RESOURCES                             - MONEY MARKET
        - GROWTH-INCOME
        MANAGED PORTFOLIOS
        - STRATEGIC MULTI-ASSET
        - MULTI-ASSET

     The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Comprehensive information, including a discussion of potential risks, is found in the prospectus for the Trust, attached or enclosed. SAAMCo, an affiliate of First SunAmerica, is the investment manager for the Trust. Wellington Management Company, LLP, which is not affiliated with First SunAmerica, serves as sub-adviser for the Trust.

     There is no assurance that the investment objective of any of the Variable Portfolios will be met. The contract owners bear the complete investment risk for Purchase Payments allocated to a division. Contract values will fluctuate in accordance with the investment performance of the division(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the contracts.

     Shares of the Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the company and its affiliate, Anchor National Life Insurance Company, as well as two unaffiliated companies, Presidential Life Insurance Company and Phoenix Mutual Life Insurance Company. No disadvantage to contract owners is seen to arise from the fact that the Trust offers its shares in this fashion.

     Additional Variable Portfolios may be established by the Trust from time to time and may be made available to contract owners. However, there is no assurance that this will occur.

VOTING RIGHTS

     First SunAmerica is the legal owner of the Trust's shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If underlying Trust portfolios become unavailable for investment, we may be required to substitute shares of another underlying Trust portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a one year period. We call this time period the guarantee period. The fixed account option pays interest at rate set and guaranteed by First SunAmerica. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Once established, the rates for specified payments do not change during the guarantee period.

     When a guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

     The amount of this charge is 1.40% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge from the Variable Portfolios in which you are invested on a pro-rata basis, daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 12.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of Purchase Payments you take out of the contract which are still subject to the withdrawal charge and not previously withdrawn. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------
                YEAR                     1         2         3         4         5         6
------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE                     5%        4%        3%        2%        1%        0%
------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 22.

INVESTMENT CHARGES

     Charges are deducted from the Variable Portfolios for the advisory and other expenses of the underlying Variable Portfolios. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a $30 contract maintenance fee from your account, on a pro-rata basis once per contract year. This charge compensates us for the cost of contract administration. We deduct the fee on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 17.

ANNUITY CHARGE

     If you elect to have your income payments made under income option 1, Life Annuity with 10 or 20 Years Guaranteed, or income option 2, Joint and Survivor Life Annuity, we do not assess an annuity charge. If you elect income option 3, Income for a Specified Period, and if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. This annuity charge equals the withdrawal charge that would apply if your contract was being surrendered. If income option 3 is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to the greater of 10% of the aggregate Purchase Payments less prior withdrawals or Purchase Payments in the contract for longer than five years minus prior withdrawals. Alternatively, certain Owners of Non-Qualified Contracts and Contracts issued in connection with IRAs may choose to withdraw via the Systematic Withdrawal Program amounts which in the aggregate add up to 10% of their initial Purchase Payments annually, without charge. The Systematic Withdrawal Program is available under such Contracts which were issued on and after April 1, 1989. To participate in the Systematic Withdrawal Program, Owners must complete an enrollment form (which describes the program) and send it to the Company, c/o its Administrative Service Center. Depending on fluctuations in the net asset value of the Separate Account's Divisions, systematic withdrawals may reduce or even exhaust Contract Value. (See "Purchases and Contract
Value -- Systematic Withdrawal Program").

     We will waive the withdrawal charge upon payment of a death benefit.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract, unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     The death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions), compounded at a 5% annual growth rate; or

     3. after your fifth contract year, your contract value on the last contract anniversary plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 20.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 22.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                 $100                   $100
--------------------------------------------------------------------
    Non-Qualified              $1,000                  $500
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse Purchase Payments including one which would cause Total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $25.00.

     In general, First SunAmerica will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless you certify that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer certain amounts of portfolio value from the Money Market Portfolio, Government and Quality Bond Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers from the Money Market Portfolio or the Government and Quality Bond Portfolio may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us by telephone or in writing. Funds in the Money Market Portfolio and the Government and Quality Bond Portfolio may be transferred as a set dollar amount or as a percentage of portfolio value.

     Transfers from the fixed account option must be made on a percentage basis, and may not exceed 8% of the value of the fixed account in any contract year. Transfers from the fixed account may only be made quarterly. The minimum transfer amount under the DCA program is $100, regardless of the source account. You may not participate in the DCA program and the systematic withdrawal program at the same time.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Money Market Portfolio to the Growth and Income Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 10 AND FIXED ACCOUNT OPTION, PAGE 11.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money, if we receive it before 4:00 p.m., Eastern Standard Time ("EST") or on the next business day's unit value, if we receive your money after 1:00 p.m., EST.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Multi-Asset Portfolio. The value of an Accumulation Unit for the Multi-Asset Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Multi-Asset Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it. First SunAmerica calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested. All contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option. You must transfer at least $500. If less than $500 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well. Transfers from the fixed account option may only be made once each contract year and must be requested during the 30-day period following the end of the applicable 1-year guarantee period.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 for each additional transfer in any contract year applies after the first 15 transfers. We may also assess a $25 fee if you move all your money from a Variable Portfolio to another Variable Portfolio within 30 days of the contract issue date. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. Telephone calls authorizing transfers will be processed on the next business day. The Company reserves the right to terminate or modify the telephone transfer service at any time.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, First SunAmerica would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to terminate or modify the internet transfer system or procedure at any time.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 21.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. First SunAmerica pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments. No underwriting fees are paid in connection with the distribution of the contract.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distributions of the Contracts.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 20.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 12.)

     Under most circumstances, the partial withdrawal minimum is $500. We require that the value left in any investment option be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 22.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from the fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may systematically withdraw up to 10% of your total Purchase Payments each contract year. There must be at least $500 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. First SunAmerica reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after the first full month of your contract. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 3 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before the Annuitant's 85th birthday. If you named joint Annuitants on your contract, the income payments may not be later than the first day of the month following the 85th birthday of the younger Annuitant. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 22.)

INCOME OPTIONS

     Currently, this contract offers three income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made monthly and in accordance with Option 1 for a period of 10 years.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option provides income payments for the longer of (1) the life of the Annuitant or (2) 10 or 20 years, depending on the number of years you select. Under this option, we guarantee that income payments will be made for at least 10 or 20 years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption will be the discounted present value of any remaining guaranteed payments.

     Under this option, if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. (SEE CONTRACT CHARGES, ANNUITY CHARGE, PAGE 13) This annuity charge equals the withdrawal charge that would apply to those Purchase Payments if your contract was being surrendered. If this option is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 3 does not contain an element of mortality risk, no benefit is derived from this charge.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in the fixed account at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed. You may send us a written request to convert variable income payments to fixed income payments. However, you may not convert fixed income payments to variable income payments.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $20 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, you may transfer funds to the fixed account and/or among the Variable Portfolios. Transfers during the Income Phase are subject to the following limitations:

     (1) You may not transfer funds to a Variable Portfolio during the first year your contract is in the Income Phase. After the first year, you may only make one transfer per Variable Portfolio during each contract year.

     (2) When you make a transfer, you must transfer the entire value of a Variable Portfolio.

     (3) Your transfer request must be in writing. We must receive your transfer request during the 45 days preceding your contract anniversary. Amounts are transferred at the next Annuity Unit value calculation date.

     (4) You may not transfer funds from the fixed account option. However, amounts may be transferred from the Variable Portfolios to the fixed account option.

     (5) We reserve the right to modify, suspend or terminate this transfer privilege at any time.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-99-NYSUN, if you have any comment, question or service request.

     During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.
--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for Qualified contracts other than IRAs, the calendar year in which you retire. Minimum distributions are not required under a Roth IRA contract during your lifetime. Failure to satisfy the minimum distribution requirement may result in a tax penalty. You should consult your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the underlying Variable Portfolios monitors the

Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First SunAmerica, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. First SunAmerica pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99-NYSUN. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
COMPANY.....................................................     1
INDEPENDENT ACCOUNTANTS.....................................     1
DISTRIBUTORS................................................     1
PERFORMANCE DATA............................................     2
  Money Market Portfolio....................................     2
  Other Variable Portfolios.................................     3
INCOME PAYMENTS.............................................     4
  Annuity Unit Value........................................     4
  Amount of Income Payments.................................     4
  Subsequent Monthly Income Payments........................     5
TAXES.......................................................     5
FINANCIAL STATEMENTS........................................     9

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial statements of the separate account appear in the SAI. Financial information regarding the fixed account is reported in First SunAmerica's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting First SunAmerica, c/o its Annuity Service Center.

--------------------------------------------------------------------------------

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                        9/23/91      FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                      (INCEPTION)     YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
  SEPARATE ACCOUNT        TO         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
      DIVISION         12/31/91     12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
  ----------------    -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Foreign Securities
 Beginning AUV.......   $11.66       $11.26     $ 9.64     $12.39     $11.83     $13.13     $14.43     $14.08     $15.37         $0
 End AUV.............   $11.26       $ 9.64     $12.39     $11.83     $13.13     $14.43     $14.08     $15.37         $0         $0
 Ending Number of
   AUs...............    6,197       32,027    110,045    165,468    130,525     81,476     49,753     36,001          0          0
Capital Appreciation
 Beginning AUV.......   $13.71       $15.36     $19.09     $22.79     $21.62     $28.68     $35.39     $43.78     $52.75     $87.36
 End AUV.............   $15.36       $19.09     $22.79     $21.62     $28.68     $35.39     $43.78     $52.75     $87.36     $79.69
 Ending Number of
   AUs...............      244       27,092    111,129    167,384    131,688    106,421     82,226     45,191     32,948     22,785
Growth
 Beginning AUV.......   $23.45       $23.36     $27.40     $29.12     $27.36     $34.08     $42.03     $54.05     $68.72     $86.02
 End AUV.............   $26.36       $27.40     $29.12     $27.36     $34.08     $42.03     $54.05     $68.72     $86.02     $83.94
 Ending Number of
   AUs...............    4,483      108,874    179,035    170,859    146,484     97,902     63,077     43,070     32,994     25,281
Natural Resources
 Beginning AUV.......   $11.51       $11.13     $11.25     $15.11     $15.05     $17.43     $19.61     $17.68     $14.41     $20.11
 End AUV.............   $11.13       $11.25     $15.11     $15.05     $17.43     $19.61     $17.68     $14.41     $20.11     $23.69
 Ending Number of
   AUs...............      451        8,283     20,215     43,075     23,005     21,096     11,485     11,838      4,834      1,848
Growth-Income
 Beginning AUV.......   $12.66       $13.12     $15.55     $18.70     $16.67     $19.16     $22.69     $28.81     $36.98     $42.26
 End AUV.............   $13.12       $15.55     $18.70     $16.67     $19.16     $22.69     $28.81     $36.98     $42.26     $38.88
 Ending Number of
   AUs...............    1,911       19,305     58,427     69,818     59,120     49,540     33,513     26,657     22,281     17,602
Strategic
 Multi-Asset*
 Beginning AUV.......   $12.65       $13.55     $13.88     $15.78     $15.16     $18.35     $20.78     $23.43     $26.63     $33.63
 End AUV.............   $13.55       $13.88     $15.78     $15.16     $18.35     $20.78     $23.43     $26.63     $33.63     $31.29
 Ending Number of
   AUs...............      545       11,556     32,409     77,616     55,855     34,452     20,329     13,136     27,690     15,631
Multi-Asset
 Beginning AUV.......   $13.78       $14.98     $15.97     $16.90     $16.39     $20.19     $22.67     $27.09     $33.24     $36.87
 End AUV.............   $14.98       $15.97     $16.90     $16.39     $20.19     $22.67     $27.09     $33.24     $36.87     $36.13
 Ending Number of
   AUs...............    8,409      141,059    310,679    287,625    241,450    171,566    118,421     67,060     46,035     31,645
High Yield
 Beginning AUV.......   $13.75       $14.44     $16.24     $19.07     $17.96     $21.03     $23.17     $25.42     $23.95     $24.97
 End AUV.............   $14.44       $16.24     $19.07     $17.96     $21.03     $23.17     $25.42     $23.95     $24.97     $22.16
 Ending Number of
   AUs...............    1,395       34,946     63,091     80,486     64,930     42,707     24,819     18,381     10,455      8,223
Fixed Income
 Beginning AUV.......   $19.00       $20.31     $21.34     $22.71     $21.67     $25.46     $25.73     $27.76     $29.57         $0
 End AUV.............   $20.31       $21.34     $22.71     $21.67     $25.46     $25.73     $27.76     $29.57         $0         $0
 Ending Number of
   AUs...............    1,266       40,684     66,362     56,430     36,124     16,119      7,626      5,743          0          0
Government and
 Quality Bond**
 Beginning AUV.......   $19.61       $21.00     $22.13     $23.63     $22.60     $26.60     $26.99     $29.16     $31.37     $30.44
 End AUV.............   $21.00       $22.13     $23.63     $22.60     $26.60     $26.99     $29.16     $31.37     $30.44     $33.42
 Ending Number of
   AUs...............    3,572      177,925    217,255    176,490    148,101     90,313     53,619     27,540     23,713     18,244
Money Market
 Beginning AUV.......   $15.06       $15.23     $15.53     $15.72     $16.10     $16.77     $17.36     $18.00     $18.66     $19.28
 End AUV.............   $15.23       $15.53     $15.72     $16.10     $16.77     $17.36     $18.00     $18.66     $19.28     $20.14
 Ending Number of
   AUs...............       48       91,048     82,889     15,560     29,241     12,090      5,430     12,042     10,522      8,830

------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.

 *Effective August 6, 1999, shares of the Foreign Securities Portfolio were replaced with shares of the Strategic Multi-Asset Portfolio.

**Effective August 6, 1999, shares of the Fixed Income Portfolio were replaced with shares of the Government and Quality Bond Portfolio.

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP II Variable Annuity Contracts issued by First SunAmerica Life Insurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed:

Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                                             As filed pursuant to Rule 497(c)
                                             under the Securities Act of 1933
                                             Registration No. 33-39888




                       STATEMENT OF ADDITIONAL INFORMATION


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS


                                    ISSUED BY

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY




        THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

        THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED MAY 1, 2001, AS IT MAY BE SUPPLEMENTED, CALL OR WRITE THE COMPANY C/O ITS ANNUITY SERVICE CENTER, P.O. BOX 54299, LOS ANGELES, CALIFORNIA 90054-0299, 1-800-99-NYSUN.

               THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED
                                  MAY 1, 2001

                                TABLE OF CONTENTS


Item                                                               Page
                                                                   ----
Company........................................................... 1

Independent Accountants........................................... 1

Distributors...................................................... 1

Performance Data.................................................. 2
   Money Market Division.......................................... 2
   Other Divisions................................................ 3

Income Payments................................................... 4
   Annuity Unit Value............................................. 4
   Amount of Income Payments...................................... 5
   Subsequent Monthly Income Payments............................. 5

Taxes............................................................. 5

Financial Statements.............................................. 9

                                     COMPANY

        Information regarding First SunAmerica Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.

                             INDEPENDENT ACCOUNTANTS

        The audited financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, are presented in this Statement of Additional Information. The audited financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts.

        The audited financial statements of Variable Annuity Account One at December 31, 2000 and for the two years then ended, are presented in this Statement of Additional Information.

        PricewaterhouseCoopers LLP, 21650 Oxnard Street, Suite 1900, Woodland Hills, California 91367, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                  DISTRIBUTORS
--------------------------------------------------------------------------------
                            DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

     The contracts are offered on a continuous basis through the distributor for the separate account, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. and a member of the American International Group, Inc. (AIG) family of financial services companies. No underwriting fees are paid in connection with the distribution of the contracts.

                                PERFORMANCE DATA

        Performance data for the various Divisions of the Separate Account are determined in the manner described on the following page.

Money Market Division

        The annualized current yield and the effective yield for the Money Market Division for the seven day period ended December 31, 2000 were 3.52% and 3.58%, respectively.
        Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

                SV = value of one Accumulation Unit at the start of a 7 day period

                EV = value of one Accumulation Unit at the end of the 7 day period

                CMF= an allocated portion of the $30 annual Contract Maintenance
                     Fee, prorated for 7 days.

        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee is first allocated among the Divisions and the General Account so that each Division's allocated portion of the Fee is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Fee allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.


        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

               Effective Yield = [(Base Period Return+1)365/7 -1].

        Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of transfer fees or Withdrawal or Annuity Charges.

        The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Divisions

        Divisions of the Separate Account other than the Money Market Division compute their performance data as "total return." The total returns of the various Divisions over the last one, five and ten year periods, and since their inception, are shown below, both with and without an assumed complete redemption at the end of the period.

                                    FSA ICAP
                     TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                        PERIOD ENDING DECEMBER 31, 2000
                        (RETURN WITH/WITHOUT REDEMPTION)

                                                                                                            Since
                                               1 Year               5 Year             10 Year            Inception
                            SA Incep.    ------------------    -----------------  -----------------    -----------------
VARIABLE PORTFOLIO            Date        WITH      WITHOUT     WITH     WITHOUT   WITH     WITHOUT     WITH     WITHOUT
----------------------      ---------    -------    -------    ------    -------  -------   -------    ------    -------
GROWTH                      09/23/91      -7.70%     -2.70%     19.61%    19.70%   15.99%    15.99%     14.80%    14.80%
GOV'T & QUALITY BOND        09/23/91       4.11%      9.11%      4.36%     4.51%    6.24%     6.24%      5.66%     5.66%
HIGH-YIELD                  09/23/91     -17.14%    -12.14%      0.64%     0.81%    7.21%     7.21%      5.04%     5.04%
CAPITAL APPRECIATION        09/23/91     -14.02%     -9.02%     22.55%    22.63%   23.06%    23.06%     20.90%    20.90%
GROWTH & INCOME             09/23/91     -13.48%     -8.48%     15.03%    15.13%   13.90%    13.90%     12.82%    12.82%
MULTI-ASSET                 09/23/91      -7.36%     -2.36%     12.15%    12.26%   11.68%    11.68%     10.90%    10.90%
STRATEGIC MULTI-ASSET       09/23/91     -12.51%     -7.51%     11.01%    11.13%   10.88%    10.88%     10.06%    10.06%
NATURAL RESOURCES           09/23/91      10.95%     15.95%      5.73%     5.87%    8.04%     8.04%      8.18%     8.18%

-------------

The total return figures are based on historical data and are not intended to indicate future performance.


        These figures show the total return hypothetically experienced by Contracts funded through the various Divisions of the Account over the time period shown.

        Total return for a Division represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Division made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


               P(1+T)n = ERV

        where:

               P = a hypothetical initial payment of $1000

               T = average annual total return

               n = number of years

               ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

        The total return figures given reflect the effects of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Division, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two figures given in the table above for each Division and time period. Because the impact of Contract Maintenance Fee on a particular Contract Owner's account would generally have differed from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Money Market Division yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

Annuity Unit Value

        The value of an Annuity Unit is determined independently for each Separate Account Division.

        For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit Value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

        The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of 1.40% per annum.

Amount of Income Payments

        The initial income payment is determined by applying the Contract Value, less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.


                               ADJUSTED AGE TABLE


                             ADJUSTMENT                                         ADJUSTMENT
   CALENDAR                  TO ACTUAL                    CALENDAR              TO ACTUAL
YEAR OF BIRTH                   AGE                     YEAR OF BIRTH               AGE
-------------                ----------                 -------------           ----------
1899-1905                        +6                       1946-1951                -1
1906-1911                        +5                       1952-1958                -2
1912-1918                        +4                       1959-1965                -3
1919-1925                        +3                       1966-1972                -4
1926-1932                        +2                       1973-1979                -5
1933-1938                        +1                       1980-1985                -6
1939-1945                         0                       1986-1992                -7


        The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first income payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.

Subsequent Monthly Income Payments

        The amount of the second and subsequent income payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each income payment is due. The dollar amount of the first income payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.


                                      TAXES

General

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

        For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Contract Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification - Separate Account Investments

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Multiple Contracts

        Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Tax Treatment of Assignments

        An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Contract Owners should therefore consult competent legal advisers should they wish to assign their contracts.

Partial 1035 Exchanges

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

Qualified Plans

        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

        (a) H.R. 10 Plans

                Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (b) Tax-Sheltered Annuities

                Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (c) Individual Retirement Accounts

                Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Account" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (d) Roth IRAs

                Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

        (e) Corporate Pension and Profit-Sharing Plans

                Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (f) Deferred Compensation Plans - Section 457

                Under Section 457 of the Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation plans. The amounts deferred under a Plan which meets the requirements of Section 457 are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Furthermore, the Code provides additional requirements and restrictions regarding eligibility, contributions and distributions.

                All of the assets and income of a Plan established by a governmental employee after August 23, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 23, 1995 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt non-governmental employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b). In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

                In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency as defined in the Code.

                Under present federal tax law, amounts accumulated in a Plan under section 457 cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under section 457.


                              FINANCIAL STATEMENTS

        The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                       Report of Independent Accountants




To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Woodland Hills, California
January 31, 2001

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET


                                                              December 31,
                                                    --------------------------------
                                                        2000                1999
                                                    ------------         -----------
                                                            (In thousands)
ASSETS

Investments:
Cash and short-term investments                      $    40,704         $    29,350
Bonds, notes and redeemable preferred stocks
   at fair value (amortized cost:
   December 2000, $1,269,340;
   December 1999, $1,587,116)                          1,237,469           1,522,921
Common stocks, available for sale
   at fair value (cost: December 2000, $812)                 785                --
Mortgage loans                                           167,408             211,867
Other invested assets                                     39,881              42,604
                                                     -----------         -----------
Total investments                                      1,486,247           1,806,742

Variable annuity assets held in separate
   accounts                                              565,547             558,605
Accrued investment income                                 14,809              24,076
Deferred acquisition costs                               124,451             137,637
Income taxes currently receivable from Parent              8,067               6,638
Deferred income taxes                                      7,914              18,275
Other assets                                               7,338               3,539
                                                     -----------         -----------
TOTAL ASSETS                                         $ 2,214,373         $ 2,555,512
                                                     ===========         ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
Reserves for fixed annuity contracts                 $ 1,186,996         $ 1,523,641
Reserves for universal life insurance
   contracts                                             249,987             277,250
Other liabilities                                         24,215              34,776
                                                     -----------         -----------
Total reserves, payables
   and accrued liabilities                             1,461,198           1,835,667
                                                     -----------         -----------
Variable annuity liabilities related
   to separate accounts                                  565,547             558,605
                                                     -----------         -----------
Shareholder's equity:
Common Stock                                               3,000               3,000
Additional paid-in capital                               144,428             144,428
Retained earnings                                         49,689              42,409
Accumulated other comprehensive loss                      (9,489)            (28,597)
                                                     -----------         -----------
Total shareholder's equity                               187,628             161,240
                                                     -----------         -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY           $ 2,214,373         $ 2,555,512
                                                     ===========         ===========



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                  Years Ended December 31,    Three Months Ended
                                  ------------------------    -------------------   Year Ended
                                    2000             1999      December 31, 1998 September 30, 1998
                                 ----------       ----------   ----------------  ------------------
                                                             (In thousands)
Investment income                 $ 119,576       $ 125,423       $  27,663          $ 115,916
                                  ---------       ---------       ---------          ---------
Interest expense on:
    Fixed annuity contracts         (65,097)        (76,114)        (18,406)           (80,624)
    Universal life insurance
       contracts                    (12,363)         (6,475)           --                 --
    Senior indebtedness                --              --                (1)              (109)
                                  ---------       ---------       ---------          ---------
    Total interest expense          (77,460)        (82,589)        (18,407)           (80,733)
                                  ---------       ---------       ---------          ---------
NET INVESTMENT INCOME                42,116          42,834           9,256             35,183
                                  ---------       ---------       ---------          ---------
NET REALIZED INVESTMENT
    GAINS (LOSSES)                  (20,779)        (11,178)            797              4,690
                                  ---------       ---------       ---------          ---------
Fee income:
    Variable annuity fees             9,140           6,600           1,189              3,607
    Universal life insurance
       Fees, net                      2,166           1,115            --                 --
    Surrender charges                 3,776           3,296             662              4,350
                                  ---------       ---------       ---------          ---------
TOTAL FEE INCOME                     15,082          11,011           1,851              7,957
                                  ---------       ---------       ---------          ---------
GENERAL AND ADMINISTRATIVE
    EXPENSES                         (4,796)         (5,260)         (1,201)            (1,721)
                                  ---------       ---------       ---------          ---------
AMORTIZATION OF DEFERRED
    ACQUISITION COSTS               (19,399)        (22,664)         (5,046)           (17,120)
                                  ---------       ---------       ---------          ---------
ANNUAL COMMISSIONS                     (619)           (450)            (90)              (348)
                                  ---------       ---------       ---------          ---------
PRETAX INCOME                        11,605          14,293           5,567             28,641

Income tax expense                   (4,325)         (6,621)         (2,191)           (12,106)
                                  ---------       ---------       ---------          ---------
NET INCOME                        $   7,280       $   7,672       $   3,376          $  16,535
                                  ---------       ---------       ---------          ---------



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY


                                                       Years Ended December 31,    Three Months Ended
                                                       -----------------------     ------------------       Year Ended
                                                           2000         1999       December 31, 1998     September 30, 1998
                                                       ----------    -----------   ------------------    -------------------
                                                                                 (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
    Net unrealized gains (losses) on debt
       and equity securities available for
       sale identified in the current period
       (net of income tax expense of $4,855,
       income tax benefit of $17,411 and $2,203
       and income tax expense of $2,076 for
       the years ended December 31, 2000
       and 1999 the three months ended
       December 31, 1998 and the year
       ended September 30, 1998, respectively)           $  9,019      $(32,333)      $ (4,094)              $  3,856
    Less reclassification adjustment
       for net realized losses (gains)
       included in net income (net of income
       tax expense of $5,433 and $661 and income
       tax benefit of $357 and $1,300 for the
       years ended December 31, 2000 and 1999, the
       three months ended December 31, 1998 and the
       year ended September 30, 1998, respectively)        10,089         1,226           (662)                (2,414)
                                                         --------      --------       --------               --------
OTHER COMPREHENSIVE INCOME (LOSS)                          19,108       (31,107)        (4,756)                 1,442
                                                         --------      --------       --------               --------
COMPREHENSIVE INCOME (LOSS)                              $ 26,388      $(23,435)      $ (1,380)              $ 17,977
                                                         ========      ========       ========               ========




                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             -------------------------------  Three Months Ended     Year Ended
                                                2000                1999       December 31, 1998   September 30, 1998
                                             ----------         ------------   -----------------   ------------------
                                                                             (In thousands)
CASH FLOWS FROM OPERATING
    ACTIVITIES:
    Net income                               $   7,280           $   7,672           $   3,376           $  16,535
    Adjustments to reconcile net income
      to net cash provided by operating
      activities:
         Interest credited to:
             Fixed annuity contracts            65,097              76,114              18,406              80,624
             Universal life insurance
                contracts                       12,363               6,475                --                  --
         Net realized investment
             (gains)losses                      20,779              11,178                (797)             (4,690)
         Accretion of net
             discounts on investments           (4,538)             (4,123)               (377)             (1,985)
         Amortization of goodwill                 --                   691                  14                  58
         Provision for deferred
             income taxes                           73              (5,317)                981                (389)
   Change in:
      Accrued investment income                  9,267              (5,907)               --                  --
      Deferred acquisition costs                10,286               5,381               4,256               5,642
      Income taxes receivable/
         payable                                (1,429)            (16,782)                (33)              7,941
      Other liabilities                         (1,938)             22,625                --                  --
      Other, net                                   868              (1,042)             (1,945)              8,472
                                             ---------           ---------           ---------           ---------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                  118,108              96,965              23,881             112,208
                                             ---------           ---------           ---------           ---------
CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds and notes                          (33,317)       (497,462)               (323,897)           (761,591)
      Mortgage loans                            (7,158)        (66,338)                   --               (82,256)
      Common stocks                               (813)           --                      --                  --
      Other investments, excluding
         short-term investments                   --              --                      --                   (11)
   Sales of:
      Bonds and notes                          171,702         399,790                 271,632             864,763
      Other investments, excluding
         short-term investments                    487             914                    --                   494
   Redemptions and maturities of:
      Bonds and notes                          162,464          73,380                  18,231              81,254
      Mortgage loans                            51,998          31,188                  11,253              24,501
      Other investments, excluding
         short-term investments                  2,324             580                     320                --
   Short-term investments received
      from (transferred to)Anchor
      National Life Insurance
      Company in assumption
      Reinsurance transaction
      with MBL Life Assurance
      Corporation                              (16,741)        371,634                    --                  --
                                             ---------       ---------               ---------       -----------
NET CASH PROVIDED BY(USED IN)
   INVESTING ACTIVITIES                      $ 330,946       $ 313,686               $ (22,461)          $ 127,154
                                             ---------       ---------               ---------           ---------




                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                            Years Ended December 31,
                                           --------------------------     Three Months Ended      Year  Ended
                                             2000              1999        December 31, 1998  September 30, 1998
                                           ---------         ---------    ------------------  ------------------
                                                                    (In thousands)
CASH FLOWS FROM FINANCING
    ACTIVITIES:
    Premium receipts on:
       Fixed annuity contracts             $  41,365         $  36,249         $  19,411         $ 130,851
       Universal life insurance
          contracts                           10,931             4,790              --                --
    Net exchanges from the fixed
       accounts of variable annuity
       contracts                             (47,090)          (37,223)           (9,340)          (47,852)
    Withdrawal payments on:
       Fixed annuity contracts              (331,775)         (350,019)          (49,744)         (221,629)
       Universal life insurance
          contracts                          (40,789)          (13,781)             --                --
    Claims and annuity payments on:
       Fixed annuity contracts               (33,171)          (31,906)           (7,697)          (36,892)
       Universal life insurance
          Contracts                          (28,611)           (7,877)             --                --
    Net receipts from (repayments
       of) other short-term
       financings                             (8,560)             --               8,737           (23,970)
    Cession of non-annuity
       product lines                            --                --                --             (34,776)
                                           ---------         ---------         ---------         ---------

NET CASH USED IN
    FINANCING ACTIVITIES                    (437,700)         (399,767)          (38,633)         (234,268)
                                           ---------         ---------         ---------         ---------
NET INCREASE (DECREASE) IN CASH
    AND SHORT-TERM INVESTMENTS                11,354            10,884           (37,213)            5,094

CASH AND SHORT-TERM INVESTMENTS
    AT BEGINNING OF PERIOD                    29,350            18,466            55,679            50,585
                                           ---------         ---------         ---------         ---------
CASH AND SHORT-TERM INVESTMENTS
    AT END OF PERIOD                       $  40,704         $  29,350         $  18,466         $  55,679
                                           =========         =========         =========         =========
SUPPLEMENTAL CASH FLOW
    INFORMATION:

    Interest paid on indebtedness          $    --           $    --           $       1         $     109
                                           =========         =========         =========         =========
    Net income taxes paid to Parent        $   5,681         $  28,720         $    --           $   5,439
                                           =========         =========         =========         =========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

The Company's net investment income (including net realized investment losses) and fee income by primary product line or service are as follows:

                                        Years Ended December 31,  Three Months Ended      Year Ended
                                          2000           1999      December 31, 1998  September 30, 1998
                                         -------        -------   ------------------  ------------------
                                                              (In thousands)
Net investment income
         (including net realized
         investment losses) on
             fixed rate products         $21,337        $31,656        $10,053             $39,873
                                         -------        -------        -------             -------
Fee income:
         Variable annuity fees             9,140          6,600          1,189               3,607
         Universal life insurance
             fees                          2,166          1,115           --                  --
         Surrender charges                 3,776          3,296            662               4,350
                                         -------        -------        -------             -------

         Total fee income                 15,082         11,011          1,851               7,957
                                         -------        -------        -------             -------

Total                                    $36,419        $42,667        $11,904             $47,830
                                         =======        =======        =======             =======

Substantially all of the Company's reserves are derived from the United States. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two independent selling organizations in the annuity operations represented approximately 13.7% and 10.8% of sales in the year ended December 31, 2000 and approximately 19.3% and 11.1% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for 10% of sales for any such period.




                 See accompanying notes to financial statements

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.       BUSINESS COMBINATION

         On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. The excess of the purchase price over the fair value of the net assets acquired, amounting to $125,000,000 at the date of acquisition was included in Deferred Acquisition Costs in the balance sheet. The acquisition was accounted for by using the purchase method of accounting and the merger by using the pooling method from the date of acquisition through the date of merger.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. Certain items have been reclassified to conform to the current period's presentation.

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder liabilities upon receipt.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Common stock is carried at fair value. Other invested assets include real estate, which is reduced by impairment provisions, and policy loans, which are carried at unpaid balances.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $9,944,000 and $27,282,000 for the years ended December 31, 2000, and 1999, respectively.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         $17,300,000 and $20,200,000 at December 31, 2000 and 1999 respectively.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contracholder reserves for universal life insurance contracts are equal to the policyholders' account values before surrender charges.

         FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income as earned.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, Anchor National Life Insurance Company ("ANLIC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance. This statement requires the Company to recognize all derivatives in the balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of Derivatives, the new Statement will not have a significant effect on either the earnings or the financial position of the Company.

4.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the financial

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.       FISCAL YEAR CHANGE (Continued)

         statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for comparable prior period are summarized below.

                                                       Three Months Ended
                                                        December 31, 1997
                                                      -------------------
                                                          (In thousands)
         Investment income                                        $29,487
         Net investment income                                      8,152
         Net realized investment gains                              2,075
         Total fee income                                           1,653
         Pretax income                                              7,193
         Net income                                               $ 4,274
                                                                  =======

5.       ACQUISITION

         On December 31, 1998, ANLIC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, ANLIC acquired assets having an aggregate fair value of $5,718,227,000 composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company via an assumption reinsurance agreement. As part of this acquisition, invested assets equal to $678,272,000, universal life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were assumed by the Company. On a pro forma basis, assuming the MBL Life acquisition had been consummated on October 1, 1997, the beginning of the earliest period presented here, investment income would have been $150,619,000 and $164,183,000 for the years ended December 31, 1999 and September 30, 1998, respectively. Net income would have been $9,364,000 and $19,920,000 for the years ended December 31, 1999 and September 30, 1998, respectively. The $128,420,000 purchase price was allocated between the Company and ANLIC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       ACQUISITION (Continued)

         As part of the Acquisition, ANLIC received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Included in the ANLIC's reserves transferred to the Company in 1999 were $34,657,000 of such policy enhancement reserves. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to ANLIC by the Company. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $4,910,832 and was either credited to these policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. The Company's reserve for the remaining payments totaled $13,333,000 at December 31, 2000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS

         The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:

                                                          Estimated
                                        Amortized           Fair
                                          Cost              Value
                                       ----------        ----------
                                             (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                         $      520        $      521
Mortgage-backed securities                557,060           556,929
Securities of public utilities             25,290            25,384
Corporate bonds and notes                 491,898           460,152
Other debt securities                     194,572           194,483
                                       ----------        ----------

    Total                              $1,269,340        $1,237,469
                                       ==========        ==========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                         $    1,479        $    1,347
Mortgage-backed securities                602,095           574,247
Securities of public utilities             41,758            41,071
Corporate bonds and notes                 667,450           637,985
Other debt securities                     274,334           268,271
                                       ----------        ----------

    Total                              $1,587,116        $1,522,921
                                       ==========        ==========


         The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of December 31, 2000, follow:

                                                                 Estimated
                                               Amortized           Fair
                                                 Cost              Value
                                              ----------        ----------
                                              (In thousands)

Due in one year or less                       $   15,970        $   15,939
Due after one year through five years            261,346           260,629

Due after five years through ten years           290,560           262,692
Due after ten years                              144,404           141,280
Mortgage-backed securities                       557,060           556,929
                                              ----------        ----------
    Total                                     $1,269,340        $1,237,469
                                              ==========        ==========


         Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds and notes available for sale by major category follow:

                                             Gross              Gross
                                        Unrealized         Unrealized
                                             Gains             Losses
                                        ---------          ----------
                                               (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                           $      1          $   --
Mortgage-backed securities                  6,238            (6,369)
Securities of public utilities                286              (192)
Corporate bonds and notes                   4,857           (36,603)
Other debt securities                       3,203            (3,292)
                                         --------          --------
    Total                                $ 14,585          $(46,456)
                                         ========          ========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                           $      5          $   (137)
Mortgage-backed securities                    873           (28,721)
Securities of public utilities                 56              (743)
Corporate bonds and notes                   2,867           (32,332)
Other debt securities                         454            (6,517)
                                         --------          --------
    Total                                $  4,255          $(68,450)
                                         ========          ========



         Gross unrealized gains on equity securities available for sale aggregated $6,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $34,000 at December 31, 2000. There were no gross unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                      Years Ended December 31,       Three Months Ended       Year Ended
                                       2000               1999       December 31, 1998    September 30, 1998
                                     --------           --------     -----------------    ------------------
                                                                (In thousands)
BONDS, NOTES AND REDEEMABLE
 PREFERRED STOCKS:
    Realized gains                   $  3,221           $  6,040           $  4,290           $ 13,067
    Realized losses                    (3,147)            (9,688)            (1,843)            (7,509)

MORTGAGE LOANS:
    Realized losses                      --                 --                 --                 (289)

OTHER INVESTMENTS:
    Realized gains                       --                  164               --                   22
    Realized losses                       (48)              --                 --                 (209)

IMPAIRMENT WRITEDOWNS                 (20,805)            (7,694)            (1,650)              (392)
                                     --------           --------           --------           --------
    Total net realized
    investment gains
    (losses)                         $(20,779)          $(11,178)          $    797           $  4,690
                                     ========           ========           ========           ========


      The sources and related amounts of investment income are as follows:


                                     Years Ended December 31,       Three Months Ended       Year Ended
                                      2000               1999       December 31, 1998    September 30, 1998
                                   ---------           ---------    -----------------    ------------------
                                                               (In thousands)
Short-term investments             $   1,671           $   4,795           $   1,122           $   2,340
Bonds and notes                       99,241             103,503              22,811             100,808
Mortgage loans                        17,547              17,139               3,980              13,901
Other invested assets                  3,127               1,839                  97                 447
                                   ---------           ---------           ---------           ---------

Gross investment income            $ 121,586           $ 127,276           $  28,010           $ 117,496
Less: investment expenses             (2,010)             (1,853)               (347)             (1,580)
                                   ---------           ---------           ---------           ---------

Total investment income            $ 119,576           $ 125,423           $  27,663           $ 115,916
                                   =========           =========           =========           =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         The carrying value of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2000 is as follows:

         Short-term investments
             Northern Trust Corp.                                  $18,971,000

         At December 31, 2000, mortgage loans were collateralized by properties located in 32 states, with loans totaling approximately 28% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 23% by properties located in New York and Michigan and no more than 5% of the portfolio was secured by properties located in any other single state.

         At December 31, 2000, bonds and notes included $89,252,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

         At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $4,357,000 which approximates its estimated fair value.

         At December 31, 2000, $520,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

         The estimated fair values of the Company's financial instruments at December 31, 2000 and December 31, 1999, compared with their respective carrying values, are as follows:

                                                   Carrying              Fair
                                                     Value               Value
                                                  ----------          ----------
                                                          (In thousands)
DECEMBER 31, 2000:

ASSETS:
    Cash and short-term investments               $   40,704          $   40,704
    Bonds and notes                                1,237,469           1,237,469
    Mortgage loans                                   167,408             172,600
    Policy loans                                      39,881              39,881
    Common stock                                         785                 785
    Variable annuity assets held in
       separate accounts                             565,547             565,547

LIABILITIES:
    Reserves for fixed annuity contracts           1,186,996           1,115,964
    Variable annuity liabilities related
       to separate accounts                          565,547             565,547

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


                                                   Carrying              Fair
                                                     Value               Value
                                                  ----------          ----------
                                                          (In thousands)
DECEMBER 31, 1999:

ASSETS:
    Cash and short-term investments               $   29,350          $   29,350
    Bonds and notes                                1,522,921           1,522,921
    Mortgage loans                                   211,867             211,197
    Variable annuity assets held in
       separate accounts                             558,605             558,605

LIABILITIES:
    Reserves for fixed annuity contracts           1,523,641           1,458,786
    Variable annuity liabilities related
       to separate accounts                          558,605             558,605


8.       REINSURANCE

         The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

         The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $407,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations, or cash flows.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.       COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

         In the ordinary course of business, the Company is obligated to purchase approximately $17.0 million of asset backed securities as of December 31, 2000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2000 and December 31, 1999, 300 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                            Years Ended December 31,
                                          -----------------------------      Three Months Ended       Year Ended
                                            2000                1999          December 31, 1998   September 30, 1998
                                          ---------           ---------      ------------------   ------------------
                                                                       (In thousands)
ADDITIONAL PAID-IN
    CAPITAL:
    Beginning balances                    $ 144,428           $ 144,428           $ 144,428           $ 144,428
                                          ---------           ---------           ---------           ---------
Ending balances                           $ 144,428           $ 144,428           $ 144,428           $ 144,428
                                          =========           =========           =========           =========
RETAINED EARNINGS:
    Beginning balances                       42,409           $  34,737           $  31,361           $  14,826
    Net income                                7,280               7,672               3,376              16,535
                                          ---------           ---------           ---------           ---------
Ending balances                           $  49,689           $  42,409           $  34,737           $  31,361
                                          =========           =========           =========           =========
ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):
       Beginning balances                 $ (28,597)          $   2,510           $   7,266           $   5,824
       Change in net
          unrealized gains
          (losses) on bonds
          and notes available
          for sale                           32,324             (83,948)            (21,416)              1,028
       Change in net
          unrealized gains
          (losses) on equity
          securities                            (27)                 (9)               --                   (10)
       Change in adjustment
          to deferred
          acquisition costs                  (2,900)             36,100              14,100               1,200
       Tax effects of net
          changes                           (10,289)             16,750               2,560                (776)
                                          ---------           ---------           ---------           ---------
Ending balances                           $  (9,489)          $ (28,597)          $   2,510           $   7,266
                                          =========           =========           =========           =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Director of Insurance is limited to the lesser of the Company's net gain from operations of preceding year's statement or 10% of preceding year's statutory surplus. No dividends were declared or paid in 2000. Currently, the maximum amount of dividends, which can be paid to stockholders in the year 2001, would be 10% of the Company's December 31, 2000 surplus, or $12,929,000.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000, 1999 and 1998 was approximately $21,597,000, $14,210,000 and $16,263,000, respectively. The Company's statutory capital and surplus totaled approximately $132,289,000 at December 31, 2000 and $111,338,000 at December 31, 1999.

         In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification"). Codification is effective January 1, 2001 and replaces the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting practices. Codification has been adopted by all fifty states as the prescribed basis of accounting. New York, however, has made certain modifications (e.g., no deferred taxes will be recorded for companies domiciled in the State of New York). The impact of Codification on the Company's statutory surplus is not expected to be material.

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                    Net realized
                                     Investment
                                   Gains (Losses        Operations           Total
                                   --------------       ----------         --------
                                                      (In thousands)
December 31, 2000:

Currently payable                     $ (1,751)          $  6,003          $  4,252
Deferred                                (5,960)             6,033                73
                                      --------           --------          --------
    Total income tax expense          $ (7,711)          $ 12,036          $  4,325
                                      ========           ========          ========
December 31, 1999:
Currently payable                     $  2,345           $  9,593          $ 11,938
Deferred                                (6,772)             1,455            (5,317)
                                      --------           --------          --------

    Total income tax expense
       (benefit)                      $ (4,427)          $ 11,048          $  6,621
                                      ========           ========          ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)


                                     Net realized
                                      Investment
                                    Gains (Losses)      Operations           Total
                                    --------------      ----------         --------
                                                      (In thousands)
December 31, 1998:

Currently payable                     $  1,165           $     45          $  1,210
Deferred                                  (595)             1,576               981
                                      --------           --------          --------

    Total income tax expense          $    570           $  1,621          $  2,191
                                      ========           ========          ========

September 30, 1998:

Currently payable                     $  2,711           $  9,784          $ 12,495
Deferred                                  (515)               126              (389)
                                      --------           --------          --------

    Total income tax expense          $  2,196           $  9,910          $ 12,106
                                      ========           ========          ========


         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                     Years Ended December 31,
                                    -------------------------     Three Months Ended        Year Ended
                                      2000              1999       December 31, 1998    September 30, 1998
                                    -------           -------     ------------------    ------------------
                                                           (In thousands)
Amount computed at
    statutory rate                  $ 4,062           $ 4,984           $ 1,949              $10,024
Increases (decreases)
    resulting from:
       Amortization of
          differences
          between book and
          tax bases of net
          assets acquired              --                 223                 5                   20
       State income taxes,
          net of federal
          tax benefit                   541             1,817               237                2,042
       Dividends received
          deduction                    (837)             (263)             --                   --
       Other, net                       559              (140)             --                     20
                                    -------           -------           -------              -------

       Total income tax
          expense                   $ 4,325           $ 6,621           $ 2,191              $12,106
                                    =======           =======           =======              =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                                            December 31,
                                                      ------------------------
                                                       2000              1999
                                                      -------          -------
                                                           (In thousands)
DEFERRED TAX LIABILITIES:
    Deferred acquisition costs                        $21,979           $22,643
    Other liabilities                                     100                44
                                                      -------           -------

    Total deferred tax liabilities                     22,079            22,687
                                                      -------           -------

DEFERRED TAX ASSETS:
    Contractholder reserves                           (10,665)          (18,026)

    Net unrealized losses on debt and
       equity securities available for sale            (5,110)          (15,398)

    Other assets                                      (14,218)           (7,538)
                                                     --------          --------


    Total deferred tax assets                         (29,993)          (40,962)
                                                     --------          --------


    Deferred income taxes                            $ (7,914)         $(18,275)
                                                     ========          ========



         In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS

         The Company pays commissions to six affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp., Spelman & Co. Inc. and Royal Alliance Associates, Inc. Commissions paid to these broker-dealers totaled $2,058,000 in the year ended December 31, 2000, $1,976,000 in the year ended December 31, 1999, $615,000 in the three months ended December 31, 1998 and $3,855,000 in the year ended September 30, 1998. These broker-dealers represent a significant portion of the Company's business, amounting to 30.5%, 37.5%, 27.8% and 33.0% of premiums for each of the respective periods. No single unaffiliated broker-dealer was responsible for more than 15% of total premiums in the year ended December 31, 2000.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $8,229,000 for the year ended December 31, 2000, $7,959,000 for the year ended December 31, 1999, $1,631,000 for the three months ended December 31, 1998 and $3,877,000 for the year ended September 30, 1998. The marketing components of such costs during these periods amounted to $3,581,000, $2,907,000, $630,000 and $1,877,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

         During the year ended December 31, 2000, the Company transferred $16,741,000 in cash and short-term investments to ANLIC related to an actuarial adjustment on the policy enhancements related to the Acquisition (See Note 5).

         During the year ended December 31, 1999 ANLIC transferred short-term investments, bonds and policy loans to the Company with an aggregate fair value of $678,272,000 as part of the transfer of the New York Business from the Acquisition (See Note 5).

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account One


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account One, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at December 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Woodland Hills, California
March 2, 2001

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000



                                              Capital                   Natural   Growth and    Strategic
                                         Appreciation       Growth    Resources       Income  Multi-Asset  Multi-Asset
                                            Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                         ------------   ----------   ----------   ----------  -----------  ----------
Assets:
     Investments in Anchor Series Trust,
         at market value                   $1,815,958   $2,121,876   $   43,824   $  684,395   $  489,202   $1,143,760

Liabilities                                         0            0            0            0            0            0
                                           ----------   ----------   ----------   ----------   ----------   ----------

Net Assets                                 $1,815,958   $2,121,876   $   43,824   $  684,395   $  489,202   $1,143,760
                                           ==========   ==========   ==========   ==========   ==========   ==========


Accumulation units outstanding                 22,785       25,281        1,848       17,602       15,631       31,645
                                           ==========   ==========   ==========   ==========   ==========   ==========

Unit value of accumulation units           $    79.69   $    83.94   $    23.69   $    38.88   $    31.29   $    36.13
                                           ==========   ==========   ==========   ==========   ==========   ==========




                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
                                   (Continued)


                                                         Government
                                                                and
                                           High Yield  Quality Bond   Money Market
                                            Portfolio     Portfolio      Portfolio        TOTAL
                                           ----------  ------------   ------------   ----------
Assets:
     Investments in Anchor Series Trust,
         at market value                   $  182,245    $  609,462     $  177,689   $7,268,411

Liabilities                                         0             0              0            0
                                           ----------    ----------     ----------   ----------

Net Assets                                 $  182,245    $  609,462     $  177,689   $7,268,411
                                           ==========    ==========     ==========   ==========


Accumulation units outstanding                  8,223        18,244          8,830
                                           ==========    ==========     ==========

Unit value of accumulation units           $    22.16    $    33.42     $    20.14
                                           ==========    ==========     ==========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000


                                                   Market Value       Market
Variable Accounts                           Shares    Per Share        Value         Cost
-------------------------------           -------- ------------   ----------   ----------
Capital Appreciation Portfolio              38,282   $    47.44   $1,815,958   $1,077,139

Growth Portfolio                            61,651        34.42    2,121,876    1,487,980

Natural Resources Portfolio                  2,278        19.24       43,824       33,194

Growth and Income Portfolio                 41,357        16.55      684,395      644,636

Strategic Multi-Asset Portfolio             52,340         9.35      489,202      579,607

Multi-Asset Portfolio                      115,533         9.90    1,143,760    1,410,002

High Yield Portfolio                        37,985         4.80      182,245      285,035

Government and Quality Bond Portfolio       42,179        14.45      609,462      589,271

Money Market Portfolio                     177,690         1.00      177,689      177,689
                                                                  ----------   ----------

                                                                  $7,268,411   $6,284,553
                                                                  ==========   ==========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000


                                                           Capital                       Natural     Growth and
                                                      Appreciation         Growth      Resources         Income
                                                         Portfolio      Portfolio      Portfolio      Portfolio
                                                      ------------    -----------    -----------    -----------
Investment income:
     Dividends and capital gains distributions         $   223,599    $   243,660    $       313    $   119,571
                                                       -----------    -----------    -----------    -----------
         Total investment income                           223,599        243,660            313        119,571
                                                       -----------    -----------    -----------    -----------

Expenses:
     Mortality risk charge                                 (21,716)       (22,965)          (651)        (7,618)
     Expense risk charge                                    (8,445)        (8,931)          (253)        (2,963)
     Distribution expense charge                            (3,619)        (3,828)          (108)        (1,270)
                                                       -----------    -----------    -----------    -----------

         Total expenses                                    (33,780)       (35,724)        (1,012)       (11,851)
                                                       -----------    -----------    -----------    -----------

Net investment income (loss)                               189,819        207,936           (699)       107,720
                                                       -----------    -----------    -----------    -----------

Net realized gains (losses) from securities
    transactions:
     Proceeds from shares sold                           1,035,522        771,762         68,687        234,594
     Cost of shares sold                                  (430,638)      (448,637)       (56,496)      (173,997)
                                                       -----------    -----------    -----------    -----------

Net realized gains (losses) from
    securities transactions                                604,884        323,125         12,191         60,597
                                                       -----------    -----------    -----------    -----------

Net unrealized appreciation (depreciation)
    of investments:
     Beginning of period                                 1,673,795      1,190,366         10,813        267,851
     End of period                                         738,819        633,896         10,630         39,759
                                                       -----------    -----------    -----------    -----------

Change in net unrealized appreciation (depreciation)
    of investments                                        (934,976)      (556,470)          (183)      (228,092)
                                                       -----------    -----------    -----------    -----------

Increase (decrease) in net assets from operations      $  (140,273)   $   (25,409)   $    11,309    $   (59,775)
                                                       ===========    ===========    ===========    ===========




                                                        Strategic
                                                      Multi-Asset    Multi-Asset
                                                        Portfolio      Portfolio
                                                      -----------    -----------
Investment income:
     Dividends and capital gains distributions        $    95,874    $   283,986
                                                      -----------    -----------
         Total investment income                           95,874        283,986
                                                      -----------    -----------

Expenses:
     Mortality risk charge                                 (6,566)       (12,704)
     Expense risk charge                                   (2,553)        (4,941)
     Distribution expense charge                           (1,094)        (2,117)
                                                      -----------    -----------

         Total expenses                                   (10,213)       (19,762)
                                                      -----------    -----------

Net investment income (loss)                               85,661        264,224
                                                      -----------    -----------

Net realized gains (losses) from securities
    transactions:
     Proceeds from shares sold                            433,532        572,490
     Cost of shares sold                                 (432,880)      (604,981)
                                                      -----------    -----------

Net realized gains (losses) from
    securities transactions                                   652        (32,491)
                                                      -----------    -----------

Net unrealized appreciation (depreciation)
    of investments:
     Beginning of period                                   36,350        (16,258)
     End of period                                        (90,405)      (266,242)
                                                      -----------    -----------

Change in net unrealized appreciation (depreciation)
    of investments                                       (126,755)      (249,984)
                                                      -----------    -----------

Increase (decrease) in net assets from operations     $   (40,442)   $   (18,251)
                                                      ===========    ===========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000
                                   (Continued)

                                                                             Government
                                                                                    and
                                                              High Yield   Quality Bond   Money Market
                                                               Portfolio      Portfolio      Portfolio          TOTAL
                                                             -----------   ------------   ------------    -----------
Investment income:
     Dividends and capital gains distributions               $    26,715    $    33,338    $    11,414    $ 1,038,470
                                                             -----------    -----------    -----------    -----------
         Total investment income                                  26,715         33,338         11,414      1,038,470
                                                             -----------    -----------    -----------    -----------

Expenses:
     Mortality risk charge                                        (2,013)        (5,979)        (1,785)       (81,997)
     Expense risk charge                                            (783)        (2,325)          (694)       (31,888)
     Distribution expense charge                                    (336)          (996)          (298)       (13,666)
                                                             -----------    -----------    -----------    -----------

         Total expenses                                           (3,132)        (9,300)        (2,777)      (127,551)
                                                             -----------    -----------    -----------    -----------

Net investment income (loss)                                      23,583         24,038          8,637        910,919
                                                             -----------    -----------    -----------    -----------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                    61,133        185,768         36,403      3,399,891
     Cost of shares sold                                         (79,427)      (185,456)       (36,403)    (2,448,915)
                                                             -----------    -----------    -----------    -----------

Net realized gains (losses) from
    securities transactions                                      (18,294)           312              0        950,976
                                                             -----------    -----------    -----------    -----------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                         (73,772)       (15,579)             0      3,073,566
     End of period                                              (102,790)        20,191              0        983,858
                                                             -----------    -----------    -----------    -----------

Change in net unrealized appreciation (depreciation)
    of investments                                               (29,018)        35,770              0     (2,089,708)
                                                             -----------    -----------    -----------    -----------

Increase (decrease) in net assets from operations            $   (23,729)   $    60,120    $     8,637    $  (227,813)
                                                             ===========    ===========    ===========    ===========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000


                                                  Capital                       Natural     Growth and      Strategic
                                             Appreciation         Growth      Resources         Income    Multi-Asset    Multi-Asset
                                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             ------------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   189,819    $   207,936    $      (699)   $   107,720    $    85,661    $   264,224
     Net realized gains (losses) from
         securities transactions                 604,884        323,125         12,191         60,597            652        (32,491)
     Change in net unrealized appreciation
         (depreciation) of investments          (934,976)      (556,470)          (183)      (228,092)      (126,755)      (249,984)
                                             -----------    -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from operations                    (140,273)       (25,409)        11,309        (59,775)       (40,442)       (18,251)
                                             -----------    -----------    -----------    -----------    -----------    -----------

From capital transactions:
     Net proceeds from units sold                 24,125         14,058          2,329         10,567         22,622         22,219
     Cost of units redeemed                   (1,009,342)      (734,185)       (52,270)      (225,374)      (367,472)      (538,278)
     Net transfers                                63,009         29,611        (14,809)        17,271        (56,704)       (19,461)
                                             -----------    -----------    -----------    -----------    -----------    -----------

         Decrease in net assets
             from capital transactions          (922,208)      (690,516)       (64,750)      (197,536)      (401,554)      (535,520)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Decrease in net assets                        (1,062,481)      (715,925)       (53,441)      (257,311)      (441,996)      (553,771)
Net assets at beginning of period              2,878,439      2,837,801         97,265        941,706        931,198      1,697,531
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net assets at end of period                  $ 1,815,958    $ 2,121,876    $    43,824    $   684,395    $   489,202    $ 1,143,760
                                             ===========    ===========    ===========    ===========    ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                      262            152            112            244            688            607
     Units redeemed                              (11,096)        (8,198)        (2,384)        (5,350)       (10,999)       (14,478)
     Units transferred                               671            333           (714)           427         (1,748)          (519)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Decrease in units outstanding                    (10,163)        (7,713)        (2,986)        (4,679)       (12,059)       (14,390)
Beginning units                                   32,948         32,994          4,834         22,281         27,690         46,035
                                             -----------    -----------    -----------    -----------    -----------    -----------

Ending units                                      22,785         25,281          1,848         17,602         15,631         31,645
                                             ===========    ===========    ===========    ===========    ===========    ===========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000
                                   (Continued)


                                                               Government
                                                                      and
                                               High Yield    Quality Bond    Money Market
                                                Portfolio       Portfolio       Portfolio           TOTAL
                                             ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $     23,583    $     24,038    $      8,637    $    910,919
     Net realized gains (losses) from
         securities transactions                  (18,294)            312               0         950,976
     Change in net unrealized appreciation
         (depreciation) of investments            (29,018)         35,770               0      (2,089,708)
                                             ------------    ------------    ------------    ------------

         Increase (decrease) in net assets
             from operations                      (23,729)         60,120           8,637        (227,813)
                                             ------------    ------------    ------------    ------------

From capital transactions:
     Net proceeds from units sold                   3,306           4,748             100         104,074
     Cost of units redeemed                       (47,028)       (169,537)        (33,754)     (3,177,240)
     Net transfers                                (11,302)         (7,615)              0               0
                                             ------------    ------------    ------------    ------------

         Decrease in net assets
             from capital transactions            (55,024)       (172,404)        (33,654)     (3,073,166)
                                             ------------    ------------    ------------    ------------

Decrease in net assets                            (78,753)       (112,284)        (25,017)     (3,300,979)
Net assets at beginning of period                 260,998         721,746         202,706      10,569,390
                                             ------------    ------------    ------------    ------------
Net assets at end of period                  $    182,245    $    609,462    $    177,689    $  7,268,411
                                             ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                       136             149               5           2,355
     Units redeemed                                (1,911)         (5,373)         (1,697)        (61,486)
     Units transferred                               (457)           (245)              0          (2,252)
                                             ------------    ------------    ------------    ------------

Decrease in units outstanding                      (2,232)         (5,469)         (1,692)        (61,383)
Beginning units                                    10,455          23,713          10,522         211,472
                                             ------------    ------------    ------------    ------------

Ending units                                        8,223          18,244           8,830         150,089
                                             ============    ============    ============    ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1999


                                                 Foreign        Capital                       Natural     Growth and
                                              Securities   Appreciation         Growth      Resources         Income
                                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             -----------   ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    72,459    $    70,171    $   144,184    $      (594)   $   126,458
     Net realized gains (losses) from
         securities transactions                 (25,132)       382,710        304,836         (2,705)        69,933
     Change in net unrealized appreciation
         (depreciation) of investments             1,801        790,682        180,969         52,032        (65,359)
                                             -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from operations                      49,128      1,243,563        629,989         48,733        131,032
                                             -----------    -----------    -----------    -----------    -----------

From capital transactions:
     Net proceeds from units sold                  6,102         14,730         25,332          1,755          5,908
     Cost of units redeemed                      (76,670)      (804,341)      (761,251)       (75,899)      (201,642)
     Net transfers                              (531,711)        40,308        (15,937)       (47,888)        20,570
                                             -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from capital transactions          (602,279)      (749,303)      (751,856)      (122,032)      (175,164)
                                             -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets               (553,151)       494,260       (121,867)       (73,299)       (44,132)
Net assets at beginning of period                553,151      2,384,179      2,959,668        170,564        985,838
                                             -----------    -----------    -----------    -----------    -----------
Net assets at end of period                  $         0    $ 2,878,439    $ 2,837,801    $    97,265    $   941,706
                                             ===========    ===========    ===========    ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                      366            295            354             93            154
     Units redeemed                               (4,570)       (13,084)       (10,224)        (4,126)        (5,043)
     Units transferred                           (31,797)           546           (206)        (2,971)           513
                                             -----------    -----------    -----------    -----------    -----------

Increase (decrease) in units outstanding         (36,001)       (12,243)       (10,076)        (7,004)        (4,376)
Beginning units                                   36,001         45,191         43,070         11,838         26,657
                                             -----------    -----------    -----------    -----------    -----------

Ending units                                           0         32,948         32,994          4,834         22,281
                                             ===========    ===========    ===========    ===========    ===========




                                               Strategic
                                             Multi-Asset    Multi-Asset
                                               Portfolio      Portfolio
                                             -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $   100,058    $   303,070
     Net realized gains (losses) from
         securities transactions                  (4,648)        21,617
     Change in net unrealized appreciation
         (depreciation) of investments            73,652       (119,703)
                                             -----------    -----------

         Increase (decrease) in net assets
             from operations                     169,062        204,984
                                             -----------    -----------

From capital transactions:
     Net proceeds from units sold                  5,964         13,629
     Cost of units redeemed                     (135,784)      (731,237)
     Net transfers                               542,137        (19,036)
                                             -----------    -----------

         Increase (decrease) in net assets
             from capital transactions           412,317       (736,644)
                                             -----------    -----------

Increase (decrease) in net assets                581,379       (531,660)
Net assets at beginning of period                349,819      2,229,191
                                             -----------    -----------
Net assets at end of period                  $   931,198    $ 1,697,531
                                             ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                      211            406
     Units redeemed                               (4,549)       (20,871)
     Units transferred                            18,892           (560)
                                             -----------    -----------

Increase (decrease) in units outstanding          14,554        (21,025)
Beginning units                                   13,136         67,060
                                             -----------    -----------

Ending units                                      27,690         46,035
                                             ===========    ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1999
                                   (Continued)

                                                                               Government
                                                                                      and
                                               High Yield    Fixed Income    Quality Bond    Money Market
                                                Portfolio       Portfolio       Portfolio       Portfolio           TOTAL
                                             ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $     47,040    $     12,239    $     29,663    $      7,487    $    912,235
     Net realized gains (losses) from
         securities transactions                  (44,884)        (25,620)          3,253               0         679,360
     Change in net unrealized appreciation
         (depreciation) of investments             17,154           7,331         (55,267)              0         883,292
                                             ------------    ------------    ------------    ------------    ------------

         Increase (decrease) in net assets
             from operations                       19,310          (6,050)        (22,351)          7,487       2,474,887
                                             ------------    ------------    ------------    ------------    ------------

From capital transactions:
     Net proceeds from units sold                   3,559           1,089           4,288             991          83,347
     Cost of units redeemed                      (175,696)        (58,872)       (215,233)        (83,234)     (3,319,859)
     Net transfers                                (26,333)       (106,014)         91,149          52,755               0
                                             ------------    ------------    ------------    ------------    ------------

         Increase (decrease) in net assets
             from capital transactions           (198,470)       (163,797)       (119,796)        (29,488)     (3,236,512)
                                             ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets                (179,160)       (169,847)       (142,147)        (22,001)       (761,625)
Net assets at beginning of period                 440,158         169,847         863,893         224,707      11,331,015
                                             ------------    ------------    ------------    ------------    ------------
Net assets at end of period                  $    260,998    $          0    $    721,746    $    202,706    $ 10,569,390
                                             ============    ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                       146              38             141              51           2,255
     Units redeemed                                (7,014)         (2,022)         (6,995)         (4,379)        (82,877)
     Units transferred                             (1,058)         (3,759)          3,027           2,808         (14,565)
                                             ------------    ------------    ------------    ------------    ------------

Increase (decrease) in units outstanding           (7,926)         (5,743)         (3,827)         (1,520)        (95,187)
Beginning units                                    18,381           5,743          27,540          12,042         306,659
                                             ------------    ------------    ------------    ------------    ------------

Ending units                                       10,455               0          23,713          10,522         211,472
                                             ============    ============    ============    ============    ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Annuity Account One of First SunAmerica Life Insurance Company (the "Separate Account") is a segregated investment account of First SunAmerica Life Insurance Company (the "Company") that holds the assets related to the Company's ICAP II Variable Annuity. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account contracts are sold through the six broker-dealers affiliated with the Company, over 900 independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

         The Separate Account is composed of nine variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust (the "Trust"). The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contract holder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contract holder to the nine Variable Accounts and do not include balances allocated to the General Account.

         The inception dates of the nine individual funds are the following:
         September 23, 1991 for the Capital Appreciation, Government & Quality Bond, Growth, Growth and Income, High Yield, Money Market, Multi-Asset, Natural Resources, and Strategic Multi-Asset Portfolios.

         The investment objectives and policies of the nine portfolios of the Trust are summarized below:

         The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock picking approach; may be concentrated and will generally have less investments in large company securities than the Growth Portfolio.

         The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in core equity securities that are widely diversified by industry and company.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio using a value approach, invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation; at least 65% related to natural resources, such as energy, metals, mining and forest products.

         The GROWTH AND INCOME PORTFOLIO seeks high current income and long-term capital appreciation. This portfolio invests primarily (at least 65%) in core equity securities that provide the potential for growth and offer income, such as dividend-paying stocks.

         The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This portfolio actively allocates the Portfolio's assets among equity securities of U.S. and foreign companies, medium and small company equity securities, global fixed income securities (including high-yield, high-risk bonds) and cash with more risk than the Multi-Asset Portfolio.

         The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This portfolio actively allocates the Portfolio's assets among equity securities, investment grade fixed income securities and cash with less risk than the Strategic Multi-Asset Portfolio.

         The HIGH YIELD PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily (at least 65%) in high yielding, high-risk, income-producing bonds ("junk bonds") and other fixed income securities.

         The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities and in high quality corporate fixed income securities.

         The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal. This portfolio invests in a diversified portfolio of money market instruments maturing in 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

         Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

         The FOREIGN SECURITIES PORTFOLIO is no longer available. This portfolio invested in core equity securities issued by foreign companies. Effective at the close of business on August 6, 1999, shares of the Foreign Securities Portfolio were replaced with shares of the Strategic Multi-Asset Portfolio.

         The FIXED INCOME PORTFOLIO is no longer available. This portfolio invested primarily in investment grade bonds and other fixed income securities. Effective at the close of business on August 6, 1999, shares of the Fixed Income Portfolio were replaced with shares of the Government and Quality Bond Portfolio.


2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

         Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         CHARGES AND DEDUCTIONS (continued)

         greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

         Year since Purchase   Applicable Withdrawal
               Payment            Charge Percentage
         -------------------   ---------------------
         First                       5%
         Second                      4%
         Third                       3%
         Fourth                      2%
         Fifth                       1%
         Sixth and beyond            0%


         ANNUITY CHARGE: Contract holders may elect a lump sum payment or one of three annuity options. Option 1 provides income for life with some installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If a contract holder elects Option 3, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if a beneficiary, under the death benefit option, elects Option 3.

         CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The records maintenance charge will be assessed on each anniversary of the issue date of the contract. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

         TRANSFER FEE: A transfer fee of $25 per transaction is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge of 0.90% is compensation for the

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         CHARGES AND DEDUCTIONS (continued)

         mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits. The expense risk charge of 0.35% is compensation for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. In the event that this charge is not sufficient to cover the costs of distributing the contract, the Company will bear the loss.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.


3.       INVESTMENT IN ANCHOR SERIES TRUST

         The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2000 consist of the following:

                                                               Cost of Shares                Proceeds from
         Portfolio Investment                                        Acquired                  Shares Sold
         ------------------------------                   -------------------         ---------------------
         Capital Appreciation Portfolio                   $           303,133         $          1,035,522
         Growth Portfolio                                             289,182                      771,762
         Natural Resources Portfolio                                    3,238                       68,687
         Growth and Income Portfolio                                  144,778                      234,594
         Strategic Multi-Asset Portfolio                              117,638                      433,532
         Multi-Asset Portfolio                                        301,194                      572,490
         High Yield Portfolio                                          29,692                       61,133
         Government and Quality Bond
               Portfolio                                               37,402                      185,768
         Money Market Portfolio                                        11,387                       36,403

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.



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